UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 17, 2000

                            DELTA FUNDING CORPORATION
            Home Equity Loan Asset-Backed Certificates, Series 2000-2
             (Exact name of registrant as specified in its charter)




New York (governing law of           333-03418-04
Pooling and Servicing Agreement)     (Commission     Pending
(State or other                      File Number)    IRS EIN
jurisdiction
of Incorporation)



                                                              21044
                                                             (Zip Code)
        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway
        Columbia, MD
        (Address of principal executive offices)





       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 17, 2000 a distribution was made to holders of DELTA FUNDING CORPORATION, Home Equity Loan Asset-Backed Certificates, Series 2000-2.




  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certificates, Series 2000-2, relating to the July 17, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             DELTA FUNDING CORPORATION
           Home Equity Loan Asset-Backed Certificates, Series 2000-2

              By:   Wells Fargo Bank, Minnesota, NA as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 07/26/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certificates, Series 2000-2, relating to the July 17, 2000 distribution.